UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2011 Annual Report to Shareholders

DWS Short Duration Fund (formerly DWS Short Duration Plus Fund)

Contents
4 Portfolio Management Review
9 Performance Summary
13 Information About Your Fund's Expenses
15 Portfolio Summary
17 Investment Portfolio
37 Statement of Assets and Liabilities
39 Statement of Operations
40 Statement of Changes in Net Assets
41 Financial Highlights
46 Notes to Financial Statements
62 Report of Independent Registered Public Accounting Firm
63 Tax Information
64 Investment Management Agreement Approval
69 Summary of Management Fee Evaluation by Independent Fee Consultant
73 Board Members and Officers
78 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Overview of Market and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The fund's Class A shares produced a total return of -0.51% for the 12 months ended September 30, 2011. The fund's benchmark, the Barclays Capital 1-3 Year Government/Credit Index, produced a total return of 1.27% for the same period.1 The average return for the Morningstar Short-Term Bond Funds category for the 12 months was 0.90%.2

The U.S. Federal Reserve Board (the Fed) left short-term interest rates at essentially zero throughout the 12 months, maintaining a target range for the federal funds rate (overnight bank lending rate) of between 0% and 0.25%. In addition, in November of 2010, the Fed initiated a second round of quantitative easing in the form of bond purchases designed to keep market interest rates low and help stimulate the economy. The market had been anticipating additional quantitative easing for some time and actually traded lower once the size and duration of the program were confirmed. In addition, economic data appeared to show signs of strengthening as the quarter progressed. The result was a significant rise in rates early in the period from historically low levels all along the yield curve.3

As the year 2011 opened, the economy continued to show signs of improvement, and rates continued to rise modestly along the length of the yield curve. However, there was substantial volatility in rates as the markets attempted to digest unsettling news, most notably of political unrest in the Middle East and of a catastrophic earthquake and tsunami in Japan. Despite accommodative monetary policy, weakness in employment and housing continued to raise concerns over the possibility of a dip into a second recession. In addition, the threat of default on Greece's sovereign debt hung over the global credit markets over the latter part of the period.4 Markets feared the direct impact a default would have on European banks and the spillover effects into the global economy. In the United States, a fractious debate over raising the debt ceiling and the subsequent downgrading of U.S. credit rattled investor confidence.5 Noting this backdrop, the Fed announced its intention to leave short-term rates at essentially zero through mid-2013. The result was declining overall interest rates and a sharp decline in rates on longer maturities late in the fiscal period, along with a widening of credit spreads.6

For the full 12 months, interest rates fell along the entire Treasury yield curve. To illustrate, the 2-year yield went from 0.42% to 0.25%, the 5-year from 1.27% to 0.96%, the 10-year from 2.53% to 1.52% and the 30-year from 3.69% to 2.90%.

Positive Contributors to Performance

In August 2011, the fund increased exposure to U.S. Treasuries, which helped relative performance late in the period as more credit-sensitive sectors lagged. At the same time, the fund also increased the allocation to asset-backed securities, which outperformed versus other spread sectors over the remainder of the period.7

Negative Contributors to Performance

The fund's underperformance vs. the benchmark for the 12 months ended September 30, 2011 was primarily due to our overall focus on spread sectors, as investors sought the safety of U.S. Treasuries late in the period, despite the very low yields that were available. In particular, overweight exposure to investment-grade corporate bonds, including those within financials and the more economically sensitive sectors, served as a drag on returns.8 This positioning worked well for the fund until the middle of July 2011, when concerns accelerated about European banks and the systemic risk from a potential Greek default.

As part of our approach, we seek to enhance returns by employing a global tactical asset allocation ("GTAA") overlay strategy. This strategy attempts to take advantage of inefficiencies within global bond and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts.9 For the 12 months ended September 30, 2011, the GTAA strategy was a modest negative factor in the fund's performance.

Outlook and Positioning

As of September 30, 2011, the bulk of the portfolio was allocated as follows: 40% to investment-grade corporate bonds, 22% to agency- and government-backed securities, 8% to residential mortgage-backed securities (MBS), 10% to commercial mortgage-backed securities (CMBS), 5% to asset-backed securities (ABS), 6% to municipal bonds and 6% to leveraged loans.10,11 As of September 30, 2011, the fund's overall quality profile remained relatively high, with the average credit quality of investments in the fund at AA-. As of September 30, 2011, the fund's overall duration was 1.5 years vs. 1.9 years for the Barclays Capital 1-3 Year Government/Credit Index.

We continue to view credit sectors (including financials within corporate bonds) as attractive on a relative basis. Corporate fundamentals are strong, as reflected in low leverage (debt) and significant cash on balance sheets. In addition, interest rates are low and debt markets are liquid, easing corporate refinancing. However, we believe the timetable for resolving the debt issues in Europe is likely to be protracted and that credit markets are likely to continue to be jittery along the way. In addition, there is increased risk of a global recession as the governments of developed countries wrestle with the need to bring budgets into balance.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Short Duration Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the portion of assets allocated to the fund's global tactical asset allocation overlay strategy. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

William Chepolis, CFA

Gary Russell, CFA

Eric S. Meyer, CFA

John D. Ryan

Ohn Choe, CFA

Darwei Kung

Portfolio Managers, Deutsche Investment Management Americas Inc.

Robert Wang

Thomas Picciochi

Portfolio Managers, QS Investors

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 Source: Morningstar, Inc. Short-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

3 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

4 Sovereign debt is a government bond that is issued in a foreign currency.

5 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

6 Credit spread refers to the excess yield lower-quality bond sectors offer over higher- quality instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

7 Asset-backed securities (ABS) are backed by loans, credit or receivables.

8 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

9 Forward currency contracts lock in the price at which a currency can be purchased or sold on a future date.

10 Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

11 Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Performance Summary September 30, 2011
Average Annual Total Returns as of 9/30/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-0.51%	3.39%	2.99%	3.77%
Class B	-1.31%	2.56%	2.09%	2.70%
Class C	-1.26%	2.61%	2.24%	3.02%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-3.25%	2.43%	2.42%	3.48%
Class B (max 4.00% CDSC)	-4.19%	1.94%	1.92%	2.70%
Class C (max 1.00% CDSC)	-1.26%	2.61%	2.24%	3.02%
No Sales Charges					Life of Institutional Class*
Class S	-0.31%	3.60%	3.17%	3.95%	N/A
Institutional Class	-0.18%	3.70%	N/A	N/A	2.99%
Barclays Capital 1-3 Year Government/Credit Index+	1.27%	3.56%	4.15%	3.68%	3.26%

* Institutional Class commenced operations on August 27, 2008. Index returns began on August 31, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 0.83%, 1.78%, 1.58%, 0.71% and 0.50% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A shares prior to its inception on November 29, 2002, Class B shares prior to its inception on April 23, 2007 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of DWS Short Duration Fund (which was renamed Class S shares on October 23, 2006) during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Fund — Class A [] Barclays Capital 1-3 Year Government/Credit Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 9/30/11	$9.17	$9.18	$9.16	$9.19	$9.18
9/30/10	$9.55	$9.56	$9.54	$9.57	$9.56
Distribution Information: Twelve Months as of 9/30/11: Income Dividends	$.29	$.21	$.21	$.31	$.32
Return of capital	$.05	$.05	$.05	$.05	$.05
September Income Dividend	$.0284	$.0222	$.0227	$.0301	$.0310
SEC 30-day Yield++	2.27%	1.69%	1.60%	2.50%	2.57%
Current Annualized Distribution Rate++	3.72%	2.90%	2.97%	3.93%	4.05%

++ The SEC yield is net investment income per share earned over the month ended September 30, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.49% for Class S shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.92% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Morningstar Rankings — Short-Term Bond Funds Category as of 9/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	405	of	434	93
3-Year	276	of	369	74
5-Year	236	of	313	75
Class B 1-Year	421	of	434	97
3-Year	324	of	369	87
Class C 1-Year	420	of	434	96
3-Year	316	of	369	85
5-Year	282	of	313	90
Class S 1-Year	392	of	434	90
3-Year	260	of	369	70
5-Year	218	of	313	69
10-Year	48	of	182	26
Institutional Class 1-Year	379	of	434	87
3-Year	245	of	369	66

Prior to November 17, 2004, the Fund had a different investment objective and investment strategy. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2011 to September 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended September 30, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$979.90	$975.90	$976.20	$981.00	$981.60
Expenses Paid per $1,000*	$4.17	$7.73	$7.78	$3.13	$2.63
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$1,020.86	$1,017.25	$1,017.20	$1,021.91	$1,022.41
Expenses Paid per $1,000*	$4.26	$7.89	$7.94	$3.19	$2.69

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Fund	.84%	1.56%	1.57%	.63%	.53%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/11	9/30/10

Corporate Bonds	40%	48%
Government & Agency Obligations	22%	18%
Commercial Mortgage-Backed Securities	10%	7%
Collateralized Mortgage Obligations	7%	8%
Loan Participations and Assignments	6%	6%
Municipal Bonds and Notes	6%	0%
Asset-Backed	5%	7%
Cash Equivalents	3%	3%
Mortgage-Backed Securities Pass-Throughs	1%	3%
	100%	100%

Quality (Excluding Securities Lending Collateral and Cash Equivalents)	9/30/11	9/30/10

AAA	16%	35%
AA	33%	13%
A	15%	17%
BBB	23%	24%
BB	5%	5%
B	3%	2%
CCC	1%	1%
CC	1%	—
Not Rated	3%	3%
	100%	100%

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Asset Allocation and Quality are subject to change.
Interest Rate Sensitivity	9/30/11	9/30/10

Effective Maturity	2.7 years	3.1 years
Effective Duration	1.5 years	1.6 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Interest Rate Sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2011
	Principal Amount ($)	Value ($)

Corporate Bonds 39.5%
Consumer Discretionary 2.8%
AMC Entertainment, Inc., 8.0%, 3/1/2014	54,000	52,110
Asbury Automotive Group, Inc., 7.625%, 3/15/2017	35,000	33,425
AutoZone, Inc., 5.75%, 1/15/2015	6,660,000	7,326,240
Cablevision Systems Corp., 7.75%, 4/15/2018	850,000	858,500
Comcast Corp., 4.95%, 6/15/2016	9,400,000	10,414,674
DIRECTV Holdings LLC:
3.55%, 3/15/2015	4,140,000	4,317,660
4.75%, 10/1/2014	5,570,000	6,034,532
DISH DBS Corp.:
6.625%, 10/1/2014	909,000	919,226
7.125%, 2/1/2016	50,000	50,625
Fortune Brands, Inc., 6.375%, 6/15/2014	2,611,000	2,891,314
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	50,000	50,000
Hertz Corp., 8.875%, 1/1/2014	8,000	8,000
Hyundai Motor Manufacturing Czech sro, 144A, 4.5%, 4/15/2015	4,690,000	4,797,692
JC Penney Corp., Inc., 9.0%, 8/1/2012	4,000,000	4,210,000
Kia Motors Corp., 144A, 3.625%, 6/14/2016	3,000,000	2,984,139
NBCUniversal Media LLC, 3.65%, 4/30/2015	9,000,000	9,468,720
News America, Inc., 7.6%, 10/11/2015	5,000,000	5,742,115
Penske Automotive Group, Inc., 7.75%, 12/15/2016	105,000	103,950
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015	400,000	433,000
Time Warner Cable, Inc., 6.2%, 7/1/2013	4,445,000	4,801,814
Videotron Ltd., 9.125%, 4/15/2018	15,000	16,350
Wyndham Worldwide Corp., 6.0%, 12/1/2016	4,680,000	4,894,779
		70,408,865
Consumer Staples 0.4%
Constellation Brands, Inc., 7.25%, 5/15/2017	850,000	892,500
H.J. Heinz Co., 2.0%, 9/12/2016	3,335,000	3,344,671
Smithfield Foods, Inc., 7.75%, 7/1/2017	50,000	51,375
Wm. Wrigley Jr. Co., 144A, 3.7%, 6/30/2014	7,215,000	7,458,268
		11,746,814
Energy 3.1%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	8,200,000	8,969,152
Bristow Group, Inc., 7.5%, 9/15/2017	65,000	66,950
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	7,435,000	7,824,624
Cenovus Energy, Inc., 4.5%, 9/15/2014	3,900,000	4,204,352
El Paso Corp., 7.25%, 6/1/2018	35,000	39,142
Enterprise Products Operating LLC:
3.2%, 2/1/2016	4,710,000	4,811,538
Series G, 5.6%, 10/15/2014	3,940,000	4,312,338
Forest Oil Corp., 8.5%, 2/15/2014	600,000	634,500
Hess Corp., 7.0%, 2/15/2014	2,100,000	2,344,832
Husky Energy, Inc., 5.9%, 6/15/2014	4,030,000	4,421,426
KazMunayGaz National Co., 144A, 11.75%, 1/23/2015	5,000,000	5,725,000
Kinder Morgan Energy Partners LP, 5.625%, 2/15/2015	3,680,000	4,077,510
Newfield Exploration Co., 7.125%, 5/15/2018	90,000	93,150
Noble Holding International Ltd., 3.45%, 8/1/2015	4,700,000	4,940,978
ONEOK Partners LP, 3.25%, 2/1/2016	10,090,000	10,253,599
Plains All American Pipeline LP, 3.95%, 9/15/2015	3,200,000	3,367,312
Plains Exploration & Production Co., 7.625%, 6/1/2018	35,000	35,875
Quicksilver Resources, Inc., 8.25%, 8/1/2015	600,000	570,000
Stone Energy Corp., 6.75%, 12/15/2014	35,000	33,600
Transocean, Inc., 4.95%, 11/15/2015	7,820,000	8,235,688
Williams Partners LP, 3.8%, 2/15/2015	2,800,000	2,921,369
		77,882,935
Financials 24.7%
Abbey National Treasury Services PLC, 144A, 3.875%, 11/10/2014	14,955,000	14,360,090
AEGON NV, 4.625%, 12/1/2015	10,915,000	11,158,404
AIG-FP Matched Funding, Series 2005-28, 4.43%*, 3/4/2015	2,300,000	2,165,450
Akbank T.A.S, 144A, 5.125%, 7/22/2015	8,000,000	7,720,000
Ally Financial, Inc., 8.3%, 2/12/2015	1,000,000	988,750
American Express Credit Corp., Series D, 5.125%, 8/25/2014	6,460,000	6,991,975
American International Group, Inc.:
4.25%, 9/15/2014	9,500,000	9,239,083
7.7%*, 5/4/2022	880,000	862,400
Anglo American Capital PLC, 144A, 9.375%, 4/8/2014	4,690,000	5,448,293
Ashton Woods U.S.A. LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015	57,200	40,040
Banco Votorantim SA, 144A, 5.25%, 2/11/2016	4,500,000	4,443,750
Bank of America Corp., Series L, 1.673%*, 1/30/2014	6,000,000	5,434,410
Bank of Nova Scotia, 144A, 2.15%, 8/3/2016	10,000,000	10,171,270
Barclays Bank PLC:
144A, 2.5%, 9/21/2015 (a)	8,360,000	8,293,814
Series 1, 5.0%, 9/22/2016	9,750,000	9,771,879
6.275%*, 11/10/2025	1,870,000	1,804,550
BB&T Corp., 0.953%*, 4/28/2014	8,335,000	8,277,847
BBVA Bancomer SA, 144A, 4.5%, 3/10/2016	8,285,000	7,705,050
BBVA U.S. Senior SAU, 3.25%, 5/16/2014	7,100,000	6,653,651
BNP Paribas, 144A, 4.8%, 6/24/2015	9,300,000	8,740,661
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016	400,000	410,000
Canadian Imperial Bank of Commerce, 144A, 2.75%, 1/27/2016	10,000,000	10,473,690
Capital One Financial Corp.:
3.15%, 7/15/2016	5,555,000	5,499,383
7.375%, 5/23/2014	6,460,000	7,215,755
Caterpillar Financial Services Corp., Series F, 4.85%, 12/7/2012	4,000,000	4,173,976
Citigroup, Inc., 4.75%, 5/19/2015	9,105,000	9,330,285
CME Group, Inc., 5.75%, 2/15/2014	4,000,000	4,393,028
CNA Financial Corp., 6.5%, 8/15/2016	8,460,000	9,088,476
Commonwealth Bank of Australia, 144A, 3.1%, 3/31/2017	14,000,000	14,066,752
Credit Agricole SA, 144A, 3.5%, 4/13/2015	10,000,000	9,383,190
Credit Suisse AG, 144A, 2.6%, 5/27/2016	4,410,000	4,540,227
Daimler Finance North America LLC, 6.5%, 11/15/2013	10,000,000	10,979,150
Deutsche Telekom International Finance BV, 144A, 3.125%, 4/11/2016	7,500,000	7,461,503
DnB NOR Boligkreditt, 144A, 2.1%, 10/14/2015	9,000,000	9,108,342
Encana Holdings Finance Corp., 5.8%, 5/1/2014	6,238,000	6,829,656
Export-Import Bank of Korea:
3.75%, 10/20/2016	5,000,000	4,876,905
4.125%, 9/9/2015 (a)	6,857,000	6,913,015
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	249,000	249,311
8.0%, 12/15/2016	10,000,000	10,912,100
FUEL Trust, 144A, 3.984%, 6/15/2016	15,000,000	14,687,130
General Electric Capital Corp., 5.0%, 5/15/2016	7,600,000	7,837,675
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016	5,590,000	5,617,829
Hartford Financial Services Group, Inc., 4.0%, 3/30/2015	6,560,000	6,599,052
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016	5,915,000	5,767,060
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014	6,280,000	6,816,538
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014	6,000,000	5,925,000
Hyundai Capital Services, Inc., 144A, 6.0%, 5/5/2015	7,500,000	8,100,330
Iberdrola Finance Ireland Ltd., 144A, 3.8%, 9/11/2014	3,840,000	3,832,742
ING Bank NV, 144A, 1.397%*, 3/15/2013	14,000,000	13,904,730
Intesa Sanpaolo SpA:
144A, 2.708%*, 2/24/2014	8,780,000	7,906,425
144A, 3.625%, 8/12/2015	14,000,000	12,255,964
JPMorgan Chase & Co.:
2.05%, 1/24/2014	5,200,000	5,252,177
3.4%, 6/24/2015	14,000,000	14,220,948
KeyCorp, Series H, 6.5%, 5/14/2013	10,855,000	11,578,681
Lincoln National Corp., 4.3%, 6/15/2015	4,665,000	4,909,147
Lloyds TSB Bank PLC, 144A, 4.375%, 1/12/2015	5,355,000	5,239,380
Merrill Lynch & Co., Inc., Series B, 5.3%, 9/30/2015	9,400,000	8,865,375
Morgan Stanley:
2.875%, 7/28/2014	2,485,000	2,368,048
3.8%, 4/29/2016	4,630,000	4,268,536
6.0%, 5/13/2014	3,750,000	3,797,588
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016	4,265,000	4,290,181
Nomura Holdings, Inc., 5.0%, 3/4/2015	2,440,000	2,556,898
PC Financial Partnership, 5.0%, 11/15/2014	9,200,000	9,979,553
Petrobras International Finance Co.:
3.875%, 1/27/2016	5,420,000	5,376,640
6.125%, 10/6/2016	4,000,000	4,340,000
Pricoa Global Funding I, 144A, 5.45%, 6/11/2014	5,325,000	5,799,852
Principal Financial Group, Inc., 7.875%, 5/15/2014	9,230,000	10,484,154
Prudential Financial, Inc.:
Series D, 3.625%, 9/17/2012	2,800,000	2,846,942
6.2%, 1/15/2015	2,770,000	3,040,396
Qtel International Finance Ltd., 144A, 3.375%, 10/14/2016	6,340,000	6,343,963
RCI Banque SA, 144A, 4.6%, 4/12/2016	7,780,000	7,640,629
Rio Tinto Finance (U.S.A.) Ltd., 8.95%, 5/1/2014	11,250,000	13,304,036
Royal Bank of Canada, 144A, 3.125%, 4/14/2015	9,380,000	9,951,833
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014	11,630,000	11,709,421
Santander U.S. Debt SA Unipersonal, 144A, 3.724%, 1/20/2015	15,600,000	14,389,397
Societe Generale, 144A, 3.1%, 9/14/2015	7,170,000	6,461,633
Springleaf Finance Corp., Series J, 5.9%, 9/15/2012 (a)	7,000,000	6,431,250
SunTrust Banks, Inc., 3.6%, 4/15/2016	8,160,000	8,273,089
Svensk Exportkredit AB, 2.125%, 7/13/2016	9,185,000	9,404,466
Telecom Italia Capital SA:
4.95%, 9/30/2014	2,805,000	2,702,017
6.175%, 6/18/2014	6,150,000	6,120,234
The Goldman Sachs Group, Inc.:
3.625%, 2/7/2016	3,000,000	2,920,725
5.125%, 1/15/2015	5,620,000	5,801,959
6.0%, 5/1/2014	2,825,000	2,990,912
TNK-BP Finance SA:
144A, 6.25%, 2/2/2015	4,000,000	4,030,000
Series 2, 144A, 7.5%, 7/18/2016	6,000,000	6,225,720
Tyco International Finance SA, 4.125%, 10/15/2014	2,260,000	2,402,595
Vale Overseas Ltd., 6.25%, 1/23/2017	5,000,000	5,420,000
Ventas Realty LP, (REIT), 3.125%, 11/30/2015	3,085,000	3,049,266
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018	850,000	903,125
Wells Fargo & Co.:
3.625%, 4/15/2015	4,730,000	4,925,174
Series I, 3.75%, 10/1/2014	4,680,000	4,941,874
Woori Bank Co., Ltd., 144A, 4.5%, 10/7/2015	7,460,000	7,399,082
		628,383,482
Health Care 0.8%
Community Health Systems, Inc., 8.875%, 7/15/2015	60,000	58,950
Genzyme Corp., 3.625%, 6/15/2015	4,690,000	5,015,706
HCA, Inc., 7.25%, 9/15/2020	850,000	858,500
Life Technologies Corp.:
3.375%, 3/1/2013	7,050,000	7,226,983
4.4%, 3/1/2015	2,315,000	2,426,933
Watson Pharmaceuticals, Inc., 5.0%, 8/15/2014	4,610,000	4,990,201
		20,577,273
Industrials 0.9%
Actuant Corp., 6.875%, 6/15/2017	30,000	30,600
ARAMARK Corp., 8.5%, 2/1/2015	620,000	627,750
BAE Systems Holdings, Inc., 144A, 4.95%, 6/1/2014	4,615,000	4,951,180
BE Aerospace, Inc., 8.5%, 7/1/2018	95,000	101,650
Belden, Inc., 7.0%, 3/15/2017	35,000	35,000
Burlington Northern Santa Fe LLC, 7.0%, 2/1/2014	10,600,000	11,984,233
Cenveo Corp., 144A, 10.5%, 8/15/2016	50,000	40,000
Corrections Corp. of America, 7.75%, 6/1/2017	640,000	676,000
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	3,775,000	4,457,331
		22,903,744
Information Technology 0.5%
MasTec, Inc., 7.625%, 2/1/2017	55,000	53,900
Motorola Solutions, Inc., 5.375%, 11/15/2012	5,100,000	5,284,997
Xerox Corp.:
5.65%, 5/15/2013	2,830,000	2,995,032
6.4%, 3/15/2016	4,000,000	4,427,028
		12,760,957
Materials 1.3%
Airgas, Inc.:
2.85%, 10/1/2013	5,630,000	5,761,202
2.95%, 6/15/2016	3,040,000	3,066,785
Appleton Papers, Inc., 11.25%, 12/15/2015	25,000	24,250
ArcelorMittal, 9.0%, 2/15/2015	10,000,000	10,995,940
Ball Corp., 6.75%, 9/15/2020	850,000	879,750
Berry Plastics Corp., 4.999%*, 2/15/2015	3,355,000	3,103,375
Clondalkin Acquisition BV, 144A, 2.347%*, 12/15/2013	75,000	66,750
Crown Americas LLC, 7.625%, 5/15/2017	850,000	898,875
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)	63,145	54,305
10.0%, 3/31/2015	62,080	57,734
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017	885,000	927,407
Hexcel Corp., 6.75%, 2/1/2015	93,000	94,163
Hyundai Steel Co., 144A, 4.625%, 4/21/2016	3,500,000	3,500,885
Lyondell Chemical Co., 11.0%, 5/1/2018	536,025	578,907
NewMarket Corp., 7.125%, 12/15/2016	80,000	82,400
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016	850,000	884,000
Steel Dynamics, Inc., 7.625%, 3/15/2020	850,000	848,938
United States Steel Corp., 7.0%, 2/1/2018	850,000	765,000
		32,590,666
Telecommunication Services 2.1%
America Movil SAB de CV, 2.375%, 9/8/2016	4,000,000	3,868,000
American Tower Corp., 4.625%, 4/1/2015	5,530,000	5,863,597
AT&T, Inc., 2.4%, 8/15/2016	6,450,000	6,509,682
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017	2,810,000	2,992,650
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015	5,440,000	5,522,732
Digicel Ltd., 144A, 12.0%, 4/1/2014	600,000	657,000
Frontier Communications Corp.:
6.625%, 3/15/2015	600,000	604,500
8.125%, 10/1/2018	850,000	833,000
iPCS, Inc., 2.379%*, 5/1/2013	30,000	27,300
Qwest Corp., 7.5%, 10/1/2014	12,000,000	12,960,000
Telefonica Emisiones SAU, 6.421%, 6/20/2016	12,380,000	12,692,471
Windstream Corp., 7.0%, 3/15/2019	60,000	57,600
		52,588,532
Utilities 2.9%
AES Corp., 8.0%, 6/1/2020	40,000	40,000
Ameren Corp., 8.875%, 5/15/2014	2,468,000	2,791,631
Baltimore Gas & Electric Co., 6.125%, 7/1/2013	6,335,000	6,818,335
Consolidated Edison Co. of New York, Inc., 5.55%, 4/1/2014	7,020,000	7,726,879
Consumers Energy Co., Series J, 6.0%, 2/15/2014	3,270,000	3,576,605
DTE Energy Co., 7.625%, 5/15/2014	3,460,000	3,955,683
Duke Energy Corp., 6.3%, 2/1/2014	4,890,000	5,421,455
FirstEnergy Solutions Corp., 4.8%, 2/15/2015	4,720,000	5,005,386
Florida Power Corp., 4.8%, 3/1/2013	8,900,000	9,370,267
Korea Electric Power Corp., 144A, 3.0%, 10/5/2015	9,000,000	8,752,077
NRG Energy, Inc., 7.375%, 1/15/2017	100,000	103,125
Oncor Electric Delivery Co., 6.375%, 5/1/2012	4,620,000	4,757,126
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 144A, 5.5%, 9/30/2014	10,000,000	10,825,000
Sempra Energy, 8.9%, 11/15/2013	5,000,000	5,703,465
		74,847,034
Total Corporate Bonds (Cost $993,339,539)		1,004,690,302

Mortgage-Backed Securities Pass-Throughs 1.2%
Federal National Mortgage Association:
4.5%, 4/1/2023	5,330,455	5,687,970
5.0%, 9/1/2023	3,709,339	4,009,418
6.0%, 8/1/2021	1,892,051	2,047,776
Government National Mortgage Association:
5.5%, with various maturities from 7/20/2038 until 11/20/2038	2,664,569	2,895,325
6.0%, with various maturities from 1/15/2022 until 11/20/2038	5,897,636	6,394,890
6.5%, with various maturities from 8/20/2038 until 2/20/2039	7,847,022	8,597,394
7.0%, 10/20/2038	115,738	133,044
9.5%, with various maturities from 12/15/2016 until 7/15/2020	1,245	1,403
Total Mortgage-Backed Securities Pass-Throughs (Cost $28,790,339)		29,767,220

Asset-Backed 5.1%
Automobile Receivables 1.5%
AmeriCredit Automobile Receivables Trust, "D", Series 2011-1, 4.26%, 2/8/2017	5,500,000	5,570,831
AmeriCredit Prime Automobile Receivable:
"A4A", Series 2007-2M, 5.35%, 3/8/2016	6,121,694	6,256,855
"C", Series 2007-1, 5.43%, 2/10/2014	2,680,000	2,692,897
Carmax Auto Owner Trust, "A3", Series 2010-1, 1.56%, 7/15/2014	3,434,012	3,452,917
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	7,343,233	7,423,705
Ford Credit Auto Owner Trust:
"B", Series 2007-A, 5.6%, 10/15/2012	5,000,000	5,039,581
"B", Series 2007-B, 5.69%, 11/15/2012	1,264,000	1,281,995
Triad Auto Receivables Owner Trust, "A4B", Series 2007-B, 1.425%*, 7/14/2014	7,430,484	7,459,448
		39,178,229
Credit Card Receivables 2.0%
Citibank Omni Master Trust:
"A17", Series 2009-A17, 144A, 4.9%, 11/15/2018	12,811,000	13,948,436
"A13", Series 2009-A13, 144A, 5.35%, 8/15/2018	7,569,000	8,295,075
Discover Card Master Trust, "A2", Series 2007-A2, 0.687%*, 6/15/2015	13,500,000	13,545,626
GE Capital Credit Card Master Note Trust, "A", Series 2010-3, 2.21%, 6/15/2016	15,000,000	15,338,210
		51,127,347
Home Equity Loans 1.1%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 4.541%, 4/25/2033	898,792	810,374
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032	1,638,031	327,606
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.369%*, 1/15/2037	7,840,237	5,539,229
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	3,485,805	2,471,178
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031	88,039	82,235
First Franklin Mortgage Loan Asset Backed Certificates, "A2B", Series 2005-FF12, 0.495%*, 11/25/2036	7,228,645	5,384,198
GMAC Mortgage Corp. Loan Trust, "A5", Series 2003-HE2, 4.59%, 4/25/2033	1,337,329	1,205,869
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.34%*, 8/20/2029	62,858	61,385
IndyMac NIM Trust SPMD, "NOTE", Series 2007-B, 144A, 0.335%*, 6/25/2012	5,699,318	5,442,849
PennyMac Loan Trust, "A", Series 2010-NPL1, 144A, 4.25%*, 5/25/2050	1,223,856	1,213,899
Residential Funding Mortgage Securities II, Inc., "A7", Series 2001-HI4, 7.24%, 10/25/2026	5,403,820	5,129,593
Structured Asset Securities Corp., "1A2B", Series 2005-7XS, 5.27%, 4/25/2035	588,213	588,884
		28,257,299
Manufactured Housing Receivables 0.1%
Lehman ABS Manufactured Housing Contract Trust, "A6", Series 2001-B, 6.467%, 8/15/2028	1,284,972	1,391,685
Vanderbilt Mortgage Finance, "A4", Series 2000-D, 7.715%, 7/7/2027	278,691	291,273
		1,682,958
Student Loans 0.2%
SLM Student Loan Trust, "A6", Series 2004-1, 144A, 1.003%*, 7/25/2039	5,500,000	4,837,019
Utilities 0.2%
CenterPoint Energy Transition Bond Co., LLC, "A1", Series 2009-1, 1.833%, 2/15/2016	3,826,334	3,896,815
Total Asset-Backed (Cost $131,127,935)		128,979,667

Commercial Mortgage-Backed Securities 10.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
"A2", Series 2005-3, 4.501%, 7/10/2043	4,335,270	4,330,756
"B", Series 2005-2, 5.213%*, 7/10/2043	5,000,000	4,285,490
"A1", Series 2008-1, 5.268%, 2/10/2051	2,884,614	2,908,877
"AM", Series 2006-3, 6.072%*, 7/10/2044	6,250,000	5,780,188
Bayview Commercial Asset Trust, "SIO", Series 2007-1, 144A, Interest Only, 3.214%*, 3/25/2037	49,871,610	3,613,228
Bear Stearns Commercial Mortgage Securities, Inc.:
"A3", Series 2005-PWR7, 5.116%, 2/11/2041	10,623,000	11,396,025
"A4", Series 2005-PW10, 5.405%, 12/11/2040	9,000,000	9,733,725
Citigroup Commercial Mortgage Trust, "A1", Series 2007-C6, 5.622%, 12/10/2049	5,265,104	5,257,174
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A2B", Series 2007-CD4, 5.205%, 12/11/2049	12,000,000	12,080,424
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040	2,122,301	2,120,858
CS First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039	9,380,000	9,922,971
"D", Series 2004-C1, 144A, 4.956%, 1/15/2037	4,000,000	3,871,476
"A4", Series 2005-C1, 5.014%, 2/15/2038	9,380,000	10,027,361
"B", Series 2005-C5, 5.1%, 8/15/2038	3,500,000	3,025,260
"A3", Series 2002-CKN2, 6.133%, 4/15/2037	8,698,861	8,774,106
"H", Series 2002-CKP1, 144A, 7.437%*, 12/15/2035	4,900,000	4,857,625
DBUBS Mortgage Trust, "A2", Series 2011-LC3A, 3.642%, 8/10/2044	5,724,000	5,902,821
GE Capital Commercial Mortgage Corp., "A4", Series 2004-C3, 5.189%, 7/10/2039	8,400,000	8,947,756
GMAC Commercial Mortgage Securities, Inc., "F", Series 2003-C1, 144A, 4.718%, 5/10/2036	4,000,000	3,829,176
Greenwich Capital Commercial Funding Corp.:
"A3", Series 2005-GG3, 4.569%, 8/10/2042	8,989,000	9,053,011
"A2", Series 2005-GG5, 5.117%, 4/10/2037	7,402,481	7,428,745
"A2", Series 2007-GG9, 5.381%, 3/10/2039	8,232,837	8,282,423
"AAB", Series 2007-GG9, 5.441%, 3/10/2039	3,700,000	3,892,026
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042	3,500,000	3,516,352
"AM", Series 2005-LDP4, 4.999%, 10/15/2042	3,287,500	3,309,382
"A4", Series 2006-CB14, 5.481%, 12/12/2044	9,380,000	10,121,817
"AM", Series 2006-CB16, 5.593%, 5/12/2045	1,500,000	1,343,292
"F", Series 2003-ML1A, 144A, 5.917%*, 3/12/2039	3,500,000	3,524,171
"A4", Series 2006-LDP7, 6.072%*, 4/15/2045	9,380,000	10,310,355
LB-UBS Commercial Mortgage Trust:
"A3", Series 2004-C2, 3.973%, 3/15/2029	670,557	677,101
"A4", Series 2005-C5, 4.954%, 9/15/2030	10,780,000	11,648,383
"AM", Series 2005-C5, 5.017%, 9/15/2040	9,380,000	9,177,336
"A3", Series 2004-C4, 5.347%*, 6/15/2029	7,617,858	7,730,191
Merrill Lynch Mortgage Trust, "A5", Series 2004-BPC1, 4.855%, 10/12/2041	9,380,000	9,977,403
Morgan Stanley Capital I:
"A4B", Series 2005-IQ10, 5.284%, 9/15/2042	9,380,000	9,045,096
"A1", Series 2007-IQ16, 5.32%, 12/12/2049	2,906,887	2,932,563
TIAA Seasoned Commercial Mortgage Trust, "A1", Series 2007-C4, 5.544%*, 8/15/2039	207,137	207,200
Wachovia Bank Commercial Mortgage Trust:
"A2", Series 2005-C17, 4.782%, 3/15/2042	3,121,163	3,119,917
"A4", Series 2005-C22, 5.444%*, 12/15/2044	9,380,000	10,211,650
"A2", Series 2007-C32, 5.926%*, 6/15/2049	8,852,454	8,936,826
Total Commercial Mortgage-Backed Securities (Cost $258,661,806)		255,110,537

Collateralized Mortgage Obligations 7.2%
American Home Mortgage Assets, "A5", Series 2007-4, 0.425%*, 8/25/2037	1,584,101	1,520,012
Banc of America Alternative Loan Trust:
"2A2", Series 2003-10, 0.685%*, 12/25/2033	4,024,878	3,808,352
"1A1", Series 2003-7, 5.5%, 9/25/2033	3,896,171	4,025,668
Banc of America Mortgage Securities, Inc.:
"1A3", Series 2002-K, 2.799%*, 10/20/2032	123,504	115,646
"2A3", Series 2005-J, 3.097%*, 11/25/2035	2,369,053	2,205,503
"2A8", Series 2003-J, 3.221%*, 11/25/2033	1,849,172	1,726,936
"1A10", Series 2005-4, 5.25%, 5/25/2035	114,762	114,108
"1A1", Series 2005-11, 5.75%, 12/25/2035	3,252,198	3,244,676
"A15", Series 2006-2, 6.0%, 7/25/2046	1,347,179	1,323,601
Bear Stearns Adjustable Rate Mortgage Trust, "5A", Series 2003-8, 4.444%*, 1/25/2034	4,218,908	3,916,037
Chase Mortgage Finance Corp., "A25", Series 2005-S2, 5.5%, 10/25/2035	2,381,280	2,319,424
Citicorp Mortgage Securities, Inc.:
"3A1", Series 2005-1, 5.25%, 2/25/2035	3,027,283	3,043,639
"1A1", Series 2005-7, 5.5%, 10/25/2035	2,443,526	2,416,198
"1A2", Series 2006-5, 6.0%, 10/25/2036	2,148,413	2,145,416
Countrywide Alternative Loan Trust:
"3A3", Series 2005-20CB, 5.5%, 7/25/2035	1,268,708	1,240,438
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	3,763,943	2,548,359
Countrywide Home Loan Mortgage Pass Through Trust:
"1A1", Series 2005-J3, 5.5%, 9/25/2035	1,846,199	1,820,335
"A35", Series 2005-24, 5.5%, 11/25/2035	2,267,303	2,234,713
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.487%*, 8/28/2047	13,462,358	13,456,045
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.789%*, 2/25/2048	3,050,896	3,055,693
Federal Home Loan Mortgage Corp.:
"DI", Series 3710, Interest Only, 4.0%, 1/15/2024	17,908,495	1,300,431
"NI", Series 3796, Interest Only, 4.0%, 2/15/2025	11,518,733	948,520
"PT", Series 3586, IOette, 4.359%**, 2/15/2038	3,249,609	3,313,283
"MA", Series 2664, 5.0%, 4/15/2030	2,483,037	2,508,543
"QP", Series 3149, 5.0%, 10/15/2031	3,273,053	3,274,352
"PI", Series 3561, Interest Only, 5.0%, 12/15/2031	4,347,414	112,839
"EB", Series 3062, 5.5%, 9/15/2021	1,027,091	1,041,210
"BT", Series 2448, 6.0%, 5/15/2017	2,271	2,428
Federal National Mortgage Association:
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024	2,921,888	160,204
"JM", Series 2004-29, 4.5%, 5/25/2019	3,636,806	3,667,718
"TA", Series 2007-77, 5.5%, 12/25/2029	1,428,294	1,429,427
"AB", Series 2006-3, 5.5%, 10/25/2032	3,772,026	3,841,236
"1A6", Series 2007-W8, 6.47%*, 9/25/2037	7,362,245	7,943,410
First Horizon Alternative Mortgage Securities, "1A1", Series 2007-FA2, 5.5%, 4/25/2037	4,679,695	3,101,857
First Horizon Mortgage Pass-Through Trust, "1A1", Series 2005-1, 5.0%, 3/25/2035	1,254,507	1,251,011
GMAC Mortgage Corp. Loan Trust, "A6", Series 2004-JR1, 0.685%*, 12/25/2033	272,998	270,318
Government National Mortgage Association:
"AB", Series 2008-30, 4.2%, 2/20/2037	5,003,215	5,153,965
"IO", Series 2008-7, Interest Only, 5.5%, 3/20/2037	4,308,800	646,447
GSR Mortgage Loan Trust, "2A2", Series 2006-AR1, 2.795%*, 1/25/2036	5,020,926	4,705,938
IndyMac Index Mortgage Loan Trust, "4A1", Series 2005-AR9, 2.561%*, 7/25/2035	946,863	357,715
JPMorgan Mortgage Trust:
"6A1", Series 2005-A6, 5.066%*, 8/25/2035	5,806,718	5,345,746
"3A2", Series 2005-A5, 5.304%*, 8/25/2035	1,527,688	1,485,461
Lehman Mortgage Trust, "2A2", Series 2006-2, 5.75%, 4/25/2036	4,272,724	4,229,826
Morgan Stanley Mortgage Loan Trust, "5A2", Series 2006-8AR, 2.277%*, 6/25/2036	5,656,114	5,259,993
Paine Webber Mortgage Acceptance Corp., "1B2", Series 1999-4, 144A, 6.46%*, 7/28/2024	38,036	26,436
Prudential Home Mortgage Securities Co., Inc., "4B", Series 1994-A, 144A, 6.73%*, 4/28/2024	9,703	9,408
Residential Accredit Loans, Inc.:
"NB4", Series 2003-QS19, 4.75%, 10/25/2033	1,474,309	1,500,597
"A1", Series 2003-QS18, 5.0%, 9/25/2018	2,805,061	2,889,463
Residential Asset Mortgage Products, Inc.:
"A5", Series 2005-SL1, 6.5%, 5/25/2032	1,646,744	1,561,434
"A3", Series 2004-SL3, 7.5%, 12/25/2031	1,206,154	1,217,552
Thornburg Mortgage Securities Trust:
"A1", Series 2006-6, 0.345%*, 11/25/2046	2,271,285	2,260,060
"4A3", Series 2007-3, 0.445%*, 6/25/2047	5,074,217	4,919,667
"2A1", Series 2007-3, 0.455%*, 6/25/2047	8,882,451	8,550,061
Vericrest Opportunity Loan Transferee:
"A1", Series 2011-NL1A, 144A, 5.926%, 12/26/2050	3,922,828	3,928,794
"M", Series 2010-NPL1, 144A, 6.0%, 5/25/2039	4,442,143	4,378,316
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A2", Series 2005-AR12, 2.501%*, 10/25/2035	1,750,646	1,639,306
"A5", Series 2005-AR5, 2.575%*, 5/25/2035	9,000,000	7,849,278
Waterfall Victoria Mortgage Trust, "A", Series 2010-1, 144A, 5.0%, 10/20/2056	2,924,201	2,873,115
Wells Fargo Mortgage Backed Securities Trust:
"4A1", Series 2005-AR16, 2.727%*, 10/25/2035	1,794,397	1,709,806
"2A3", Series 2006-AR1, 5.388%*, 3/25/2036	2,484,000	2,421,458
"2A6", Series 2005-11, 5.5%, 11/25/2035	8,815,851	8,829,480
"A19", Series 2006-10, 6.0%, 8/25/2036	8,241,800	8,094,881
Total Collateralized Mortgage Obligations (Cost $187,895,654)		182,291,789

Government & Agency Obligations 22.2%
Other Government Related (b) 3.1%
BRFkredit AS, 144A, 2.05%, 4/15/2013	12,445,000	12,699,090
Dexia Credit Local SA, 144A, 2.75%, 1/10/2014	7,700,000	7,651,013
Eksportfinans ASA, 3.0%, 11/17/2014	7,500,000	7,919,272
Governor & Co. of the Bank of Ireland, 144A, 2.75%, 3/2/2012	8,820,000	8,469,167
International Bank for Reconstruction & Development, 5.25%*, 4/9/2025	5,540,000	5,526,150
Japan Finance Corp., 2.25%, 7/13/2016	10,000,000	10,312,310
Korea National Oil Corp., 144A, 5.375%, 7/30/2014	8,000,000	8,464,272
Nationwide Building Society, 144A, 0.472%*, 5/17/2012	2,000,000	2,001,932
Private Export Funding Corp., 2.125%, 7/15/2016	7,500,000	7,741,132
Qatari Diar Finance QSC, 144A, 3.5%, 7/21/2015	9,250,000	9,527,500
		80,311,838
Sovereign Bonds 1.2%
Kommunalbanken AS, 144A, 2.75%, 5/5/2015	7,265,000	7,686,043
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015 (a)	9,380,000	9,625,634
Republic of Italy, 2.125%, 10/5/2012	7,500,000	7,368,705
Republic of Poland, 3.875%, 7/16/2015	6,620,000	6,709,370
		31,389,752
U.S. Government Sponsored Agencies 3.2%
Federal Home Loan Bank, 1.0%, 3/27/2013	7,725,000	7,798,241
Federal Home Loan Mortgage Corp., 1.0%, 8/27/2014	70,000,000	70,763,910
Federal National Mortgage Association, 1.125%, 7/30/2012 (a)	1,870,000	1,883,011
		80,445,162
U.S. Treasury Obligations 14.7%
U.S. Treasury Bill, 0.055%***, 3/8/2012 (c)	4,117,000	4,116,193
U.S. Treasury Inflation-Indexed Note, 0.5%, 4/15/2015	13,552,110	14,101,607
U.S. Treasury Notes:
0.125%, 8/31/2013	30,000,000	29,926,170
0.5%, 11/30/2012 (a)	38,250,000	38,387,471
0.75%, 6/15/2014 (d)	105,000,000	106,017,240
1.0%, 1/15/2014	20,285,000	20,587,693
1.0%, 8/31/2016	4,490,000	4,501,225
1.125%, 6/15/2013	15,000,000	15,216,150
1.25%, 9/30/2015 (a)	5,900,000	6,030,909
1.375%, 11/30/2015	42,000,000	43,089,396
1.5%, 7/31/2016	60,425,000	62,049,224
1.875%, 6/30/2015 (a)	4,040,000	4,226,850
2.125%, 12/31/2015	22,400,000	23,682,758
4.25%, 8/15/2013	1,665,000	1,787,794
		373,720,680
Total Government & Agency Obligations (Cost $562,765,277)		565,867,432
Loan Participations and Assignments 5.8%
Senior Loans* 4.5%
Academy Ltd., Term Loan, 6.0%, 8/3/2018	1,000,000	959,375
Advantage Sales & Marketing, Inc., Term Loan B, 5.25%, 12/18/2017	1,990,000	1,924,827
Alaska Communications Systems Holdings, Inc., Term Loan B, 5.5%, 10/21/2016	995,000	959,677
Allegiant Travel Co., Term Loan B, 5.75%, 3/10/2017	995,000	987,537
American Rock Salt Holdings LLC, Term Loan, 5.5%, 4/25/2017	498,750	478,491
AMN Healthcare, Inc., Term Loan B, 7.25%, 6/23/2015	1,375,938	1,324,340
Aspect Software, Inc., Term Loan B, 6.25%, 5/6/2016	3,950,000	3,908,051
Asurion Corp., First Lien Term Loan, 5.5%, 5/24/2018	2,145,349	2,030,240
Autoparts Holdingd Ltd., First Lien Term Loan, 6.5%, 7/28/2017	1,000,000	998,750
Avaya, Inc.:
Term Loan B1, 3.064%, 10/24/2014	1,303,069	1,179,278
Term Loan B3, 4.814%, 10/26/2017	2,617,483	2,231,404
AVG Technologies, Inc., Term Loan, 7.5%, 3/11/2016	500,000	477,500
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/2017	1,000,000	965,210
Big West Oil LLC, Term Loan, 7.0%, 3/31/2016	315,789	315,000
Bombardier Recreational Products, Inc., Term Loan, 2.75%, 6/28/2013	1,000,000	949,110
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	498,750	471,733
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/23/2017	1,979,950	1,899,623
Capital Automotive LP, Term Loan B, 5.0%, 3/10/2017	975,145	932,790
CareStream Health, Inc., Term Loan B, 5.0%, 2/25/2017	994,952	838,247
CCS Corp., Term Loan B, 3.369%, 11/14/2014	496,134	440,837
Cenveo Corp., Term Loan B, 6.25%, 12/21/2016	496,250	483,638
Chrysler Group LLC, Term Loan, 6.0%, 5/24/2017	1,000,000	874,290
Cinedigm Digital Funding I LLC, Term Loan, 5.25%, 4/29/2016	1,548,395	1,491,623
ClientLogic Corp.:
Term Loan, 6.996%, 1/30/2014	605,169	577,331
Extended Term Loan, 6.996%, 1/30/2017	2,210,338	2,138,502
CNO Financial Group, Inc., Term Loan B, 6.25%, 9/30/2016	2,058,547	2,047,225
Coach America Holdings, Inc.:
Letter of Credit, 5.896%, 4/20/2014	265,765	197,082
First Lien Term Loan, 7.25%, 4/18/2014	1,237,062	917,362
CPG International, Inc., Term Loan B, 6.0%, 2/18/2017	1,990,000	1,902,937
Crown Media Holdings, Inc., Term Loan B, 5.75%, 7/14/2018	500,000	487,500
Cumulus Media, Inc., Term Loan, 5.75%, 9/17/2018	3,000,000	2,833,125
Exopack LLC, Term Loan, 6.5%, 5/26/2017	1,250,000	1,175,000
Fairway Group Acquisition Co., Term Loan A, 7.5%, 3/3/2017	997,500	945,131
First Data Corp.:
Term Loan B1, 2.985%, 9/24/2014	43,139	37,598
Term Loan B2, 2.985%, 9/24/2014	171,238	149,245
Term Loan B, 4.235%, 3/23/2018	2,014,431	1,641,348
Frac Tech International LLC, Term Loan B, 6.25%, 5/6/2016	2,006,566	1,971,451
Freescale Semiconductor, Inc., Term Loan B, 4.472%, 12/1/2016	1,759,954	1,616,958
Goodman Global Holdings, Inc., Second Lien Term Loan, LIBOR plus 7.0%, 10/30/2017	1,000,000	1,008,250
Great Point Power, Term Delay Draw, 4.25%, 3/10/2017	240,214	232,407
Grifols, Inc., Term Loan B, 6.0%, 6/1/2017	1,000,000	984,105
Gymboree Corp., Term Loan, 5.0%, 2/23/2018	497,500	445,193
Harbor Freight Tools U.S.A., Inc., First Lien Term Loan, 6.5%, 12/22/2017	3,980,000	3,940,200
Harron Communication Corp., Term Loan B, 5.25%, 10/6/2017	964,167	938,260
Hercules Offshore LLC, Term Loan B, 7.5%, 7/11/2013	1,185,766	1,141,424
IMS Health, Inc., Term Loan B, 4.5%, 8/25/2017	493,756	485,655
Ineos U.S. Finance LLC:
Term Loan B2, 7.501%, 12/16/2013	824,437	824,091
Term Loan C2, 8.001%, 12/16/2014	824,943	828,722
Intelsat (Bermuda) Ltd., Term Loan, 2.75%, 2/1/2014	250,000	228,750
Istar Financial, Inc., Term Loan A2, 7.0%, 6/30/2014	2,500,000	2,367,500
Kasima LLC, Term Loan B, 5.0%, 3/31/2017	995,000	965,150
Language Line LLC:
Term Loan B, 6.25%, 6/20/2016	1,947,080	1,859,461
Second Lien Term Loan, 10.5%, 12/20/2016	400,000	394,000
Luxlas Fund Ltd. Partnership, Term Loan B, 6.5%, 8/14/2017	1,250,000	1,229,687
N.E.W. Holdings I LLC, Term Loan, 6.0%, 3/23/2016	900,000	867,375
Nebraska Book Co., Inc., Debtor in Possession Term Loan B, 7.25%, 7/27/2012	500,000	495,000
Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/2018	3,500,000	3,245,760
Nuveen Investments, Inc., Term Loan, 5.869%, 5/12/2017	2,655,360	2,466,830
Oceania Cruises, Inc., Term Loan B, 5.125%, 4/27/2015	2,000,000	1,900,000
Oriental Trading Co., Inc., Term Loan B, 7.0%, 2/10/2017	988,409	938,989
Pelican Products, Inc., Term Loan B, 5.0%, 3/7/2017	746,250	724,795
PETCO Animal Supplies, Inc., Term Loan, 4.5%, 11/24/2017	2,970,000	2,819,644
Pierre Foods, Inc., First Lien Term Loan, 7.0%, 9/30/2016	1,980,000	1,938,539
Postmedia Network, Inc., Term Loan C, 6.25%, 7/13/2016	1,232,743	1,210,018
Quad/Graphics, Inc., Term Loan B, 4.0%, 7/26/2018	1,000,000	965,625
RedPrairie Corp., Term Loan B, 6.0%, 3/24/2016	493,750	486,344
Remy International, Inc., Term Loan B, 6.25%, 12/16/2016	496,250	480,122
Reynolds Group Holdings, Inc.:
Term Loan B, 6.5%, 2/9/2018	2,992,500	2,910,895
Term Loan C, 6.5%, 8/9/2018	475,000	462,135
Sabre, Inc., Term Loan B, 2.239%, 9/30/2014	2,949,406	2,484,874
Sagittarius Restaurants LLC, Term Loan B, 7.5%, 5/18/2015	384,375	373,805
Sheridan Production Partners I LLC:
Term Loan, 6.5%, 4/20/2017	3,238,713	3,165,842
Term Loan 1-A, 6.5%, 4/20/2017	429,156	419,500
Term Loan 1-M, 6.5%, 4/20/2017	262,131	256,233
Smart & Final Stores Corp., Term Loan B2, 5.073%, 5/31/2016	220,959	214,330
Sorenson Communications, Inc., Term Loan C, 6.0%, 8/16/2013	1,392,860	1,290,450
Springboard Finance LLC, Term Loan, 7.0%, 2/23/2015	272,158	271,648
Springleaf Finance Corp., Term Loan, 5.5%, 5/10/2017	2,750,000	2,392,500
Springs Windows Fashions LLC, Term Loan B, 6.0%, 5/31/2017	1,000,000	972,500
Star West Generation LLC, Term Loan B, 6.0%, 5/14/2018	2,115,385	2,013,148
Summit Entertainment LLC, Term Loan, 7.5%, 9/7/2016	1,940,040	1,901,239
Sun Healthcare Group, Inc., Term Loan B, 7.5%, 10/15/2016	483,333	418,083
Supervalu, Inc., Term Loan B3, 3.739%, 4/28/2018	1,990,000	1,841,755
Swift Transportation Co., Inc., Term Loan B, 6.0%, 12/21/2016	2,830,062	2,750,820
Terra-Gen Power LLC, Term Loan B, 6.5%, 6/20/2018	1,000,000	960,000
Toys "R" Us-Delaware, Inc., Term Loan, 6.0%, 9/1/2016	1,987,481	1,912,951
Travelport LLC:
Term Delay Draw, 4.746%, 8/21/2015	690,515	612,256
Term Loan B, 4.746%, 8/21/2015	703,070	623,388
U.S. Airways Group, Inc., Term Loan, 2.739%, 3/21/2014	986,111	841,276
U.S. Foodservice, Inc., Term Loan B, 5.75%, 3/31/2017	498,750	466,177
Volume Services America, Inc.:
Term Loan A, 10.0%, 9/16/2015	887,500	880,844
Term Loan B, 10.5%, 9/16/2016	992,500	986,709
Western Refining, Inc., Term Loan B, 7.5%, 3/15/2017	997,500	994,293
		114,588,913
Sovereign Loans 1.3%
Bank of Moscow, 144A, 6.699%, 3/11/2015	9,380,000	8,911,000
Gazprom OAO, 144A, 8.125%, 7/31/2014	9,730,000	10,338,125
Russian Agricultural Bank OJSC, Series 1, 144A, 7.175%, 5/16/2013	5,773,000	5,888,460
Russian Railways, 5.739%, 4/3/2017	5,000,000	4,973,600
Sberbank of Russia, 5.499%, 7/7/2015	2,000,000	1,970,000
		32,081,185
Total Loan Participations and Assignments (Cost $152,250,543)		146,670,098

Municipal Bonds and Notes 5.5%
California, General Obligation, 4.0%, 9/1/2014	7,890,000	8,577,614
California, State Department of Water Resources Supply Revenue, Series N, 5.0%, 5/1/2013	5,000,000	5,359,800
California, State General Obligation, Series 3, Mandatory Put 4/1/2013 @ 100, 5.65%, 4/1/2039 (e)	2,865,000	3,043,661
Connecticut, General Obligation, Series A, Prerefunded 4/15/2013 @ 100, 5.0%, 4/15/2020	4,000,000	4,285,200
Dallas, TX, Waterworks & Sewer System Revenue, Prerefunded 4/1/2013 @ 100, 5.0%, 10/1/2020, INS: AGMC	3,705,000	3,963,868
Florida, Jacksonville Electric Authority Revenue, Series 23, 5.0%, 10/1/2014 (f)	7,890,000	8,856,762
Florida, State Board of Public Education, Capital Outlay 2011, Series C, 4.0%, 6/1/2014	5,945,000	6,471,965
Frisco, TX, General Obligation, 4.0%, 2/15/2014	3,685,000	3,988,202
Georgia, State General Obligation, Series E-2, 4.0%, 9/1/2013	5,985,000	6,402,633
Houston, TX, Community College, 4.0%, 2/15/2014 (f)	1,585,000	1,711,103
Houston, TX, Utility System Revenue, Series E, 5.0%, 11/15/2013	3,155,000	3,446,964
Illinois, State General Obligation, 3.321%, 1/1/2013 (e)	5,900,000	6,006,849
Indiana, State Finance Authority Highway Revenue, Series A, 4.0%, 12/1/2013	3,145,000	3,387,511
King County, WA, Sewer Revenue, Series B, 5.0%, 1/1/2013 (f)	3,945,000	4,172,824
Louisiana, Public Facilities Authority Systems Revenue, Restoration Bonds, Series A-1, 4.5%, 2/1/2014 (e)	195,911	198,585
Massachusetts, State School Building Authority Sales Tax Revenue, Series A, 4.0%, 5/15/2014	4,435,000	4,839,383
Massachusetts, State Special Obligation Revenue, Federal Highway, Grant Anticipation Note Program, Series A, 5.0%, 6/15/2013	2,760,000	2,972,354
New Jersey, Economic Development Authority Revenue, School Facilities, Series F, Prerefunded 6/15/2013 @ 100, 5.25%, 6/15/2022, INS: FGIC	2,815,000	3,048,645
New Mexico, Finance Authority, State Transportation Revenue, Series A-1, 5.0%, 12/15/2013	3,155,000	3,474,475
New York, State Thruway Authority, Personal Income Tax Revenue, Series A, 4.0%, 3/15/2014	3,945,000	4,272,711
New York, State Local Government Assistance Corp., Series A, 5.0%, 4/1/2014	5,795,000	6,443,576
New York, Tobacco Settlement Financing Corp., Series B, 5.0%, 6/1/2014	2,810,000	3,096,620
New York, NY, General Obligation, Series G, 5.0%, 8/1/2014	3,945,000	4,420,018
Pennsylvania, General Obligation:
Series A, 5.0%, 5/1/2014	4,735,000	5,279,857
Prerefunded 1/1/2013 @ 100, 5.0%, 1/1/2020, INS: NATL	3,945,000	4,174,875
Sumner County, TN, General Obligation, 5.0%, 6/1/2014	4,780,000	5,343,562
Texas, State Public Finance Authority Revenue, Series A, 5.0%, 7/1/2014	3,095,000	3,470,300
Virginia, State Public School Financing Authority, 1997 Resolution, Series B, 5.0%, 8/1/2014	3,720,000	4,188,236
Virginia, State College Building Authority, Educational Facilities Revenue, 21st Century College & Equipment, Series A, Prerefunded 2/1/2014 @ 100, 5.0%, 2/1/2015	3,155,000	3,490,692
Washington, Motor Vehicle Fuel Tax, Series B-1, 4.0%, 8/1/2014	5,625,000	6,164,831
Washington, University Revenues, Series A, 5.0%, 4/1/2014	4,110,000	4,566,703
Total Municipal Bonds and Notes (Cost $139,325,341)		139,120,379

	Shares	Value ($)

Securities Lending Collateral 1.2%
Daily Assets Fund Institutional, 0.17% (g) (h) (Cost $31,074,114)	31,074,114	31,074,114

Cash Equivalents 2.9%
Central Cash Management Fund, 0.10% (g) (Cost $75,267,303)	75,267,303	75,267,303

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,560,497,851)+	100.6	2,558,838,841
Other Assets and Liabilities, Net	(0.6)	(15,360,545)
Net Assets	100.0	2,543,478,296

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of September 30, 2011.

** These securities are shown at their current rate as of September 30, 2011.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $2,566,831,386. At September 30, 2011, net unrealized depreciation for all securities based on tax cost was $7,992,545. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,473,135 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $44,465,680.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2011 amounted to $30,267,820, which is 1.2% of net assets.

(b) Government-backed debt issued by financial companies or government sponsored enterprises.

(c) At September 30, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At September 30, 2011, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(e) Taxable issue.

(f) When-issued security.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

CBO: Collateralized Bond Obligation

FDIC: Federal Deposit Insurance Corp.

FGIC: Financial Guaranty Insurance Co.

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

NATL: National Public Finance Guarantee Corp.

PIK: Denotes that all or a portion of the income is paid in kind.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japanese Government Bond	JPY	12/9/2011	7	12,908,207	(46,397)
2 Year U.S. Treasury Note	USD	12/30/2011	1,000	220,203,126	(455,324)
Federal Republic of Germany Euro-Bund	EUR	12/8/2011	304	55,590,187	33,715
United Kingdom Long Gilt Bond	GBP	12/28/2011	236	47,838,733	1,056,663
Total net unrealized appreciation					588,657

At September 30, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/15/2011	138	15,259,627	75,960
10 Year Canadian Government Bond	CAD	12/19/2011	126	15,981,162	(351,090)
10 Year U.S. Treasury Note	USD	12/20/2011	387	50,346,281	(560,282)
2 Year U.S. Treasury Note	USD	12/30/2011	425	93,586,329	103,556
Federal Republic of Germany Euro-Schatz	EUR	12/8/2011	272	39,948,661	72,901
Total net unrealized depreciation					(658,955)

At September 30, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (i)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
12/20/2010 3/20/2016	10,000,000	1	1.0%	Freeport- McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BBB-	(462,926)	(4,149)	(458,777)
6/22/2009 9/20/2014	12,000,000	2	5.0%	MetLife, Inc., 5.0%, 6/15/2015, A-	665,517	(191,374)	856,891
Total net unrealized appreciation							398,114

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

(j) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At September 30, 2011, open interest rate swap contracts were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
6/26/2009 6/26/2012	20,000,000	3	Floating — LIBOR	Fixed — 2.26%	375,625	—	375,625
6/29/2009 7/1/2013	20,000,000	4	Floating — LIBOR	Fixed — 2.71%	875,482	—	875,482
9/24/2012 9/24/2016	275,000,000	3	Fixed — 1.325%	Floating — LIBOR	1,194,776	—	1,194,776
9/24/2012 9/24/2016	275,000,000	5	Fixed — 1.325%	Floating — LIBOR	1,194,776	117,321	1,077,455
10/28/2010 10/28/2025	4,840,000	1	Floating — LIBOR	Floating — 4.123%++	(31,970)	—	(31,970)
11/1/2010 11/1/2025	6,350,000	6	Floating — LIBOR	Floating — 4.103%++	(286,171)	—	(286,171)
11/12/2010 11/12/2025	9,670,000	1	Floating — LIBOR	Floating — 4.28%++	(58,678)	—	(58,678)
11/15/2010 11/15/2025	9,670,000	6	Floating — LIBOR	Floating — 4.586%++	(407,827)	—	(407,827)
11/16/2010 11/16/2025	4,840,000	1	Floating — LIBOR	Floating — 4.59%++	2,411	—	2,411
11/19/2010 11/19/2025	4,840,000	6	Floating — LIBOR	Floating — 4.795%++	(190,812)	—	(190,812)
11/23/2010 11/23/2025	2,420,000	1	Floating — LIBOR	Floating — 4.853%++	9,360	—	9,360
Total net unrealized appreciation							2,559,651

++ This interest rate swap is shown at its current rate as of September 30, 2011.

At September 30, 2011, total return swap contracts were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
4/26/2011 4/26/2012	39,600,000	5	0.07%	BNP Paribas BPSTAR Enhanced Momentum Index	39,038	—	39,038
6/9/2010 6/1/2012	102,300,000	4	0.45%	Global Interest Rate Strategy Index	(740,248)	—	(740,248)
Total net unrealized depreciation							$(701,210)

Counterparties:

1 Morgan Stanley

2 JPMorgan Chase Securities, Inc.

3 Bank of America

4 Citigroup, Inc.

5 BNP Paribas

6 Barclays Bank PLC

LIBOR: London Interbank Offered Rate

At September 30, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	8,290,000	USD	8,432,008	10/18/2011	429,653	UBS AG
CHF	5,500,000	USD	6,261,099	10/18/2011	191,008	UBS AG
EUR	15,020,000	USD	20,544,206	10/18/2011	423,957	UBS AG
JPY	167,320,000	USD	2,181,597	10/18/2011	11,726	UBS AG
NZD	3,320,000	USD	2,716,341	10/18/2011	188,648	UBS AG
Total unrealized appreciation					1,244,992

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	4,440,640	CAD	4,410,000	10/18/2011	(234,150)	UBS AG
USD	2,238,914	GBP	1,420,000	10/18/2011	(24,974)	UBS AG
USD	17,943,946	NOK	101,920,000	10/18/2011	(597,178)	UBS AG
USD	2,417,834	SEK	16,280,000	10/18/2011	(47,416)	UBS AG
Total unrealized depreciation					(903,718)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (k)
Corporate Bonds	$—	$1,002,412,813	$2,277,489	$1,004,690,302
Mortgage-Backed Securities Pass-Throughs	—	29,767,220	—	29,767,220
Asset-Backed	—	123,209,212	5,770,455	128,979,667
Commercial Mortgage-Backed Securities	—	255,110,537	—	255,110,537
Collateralized Mortgage Obligations	—	182,291,789	—	182,291,789
Government & Agency Obligations	—	565,867,432	—	565,867,432
Loan Participation and Assignments	—	146,670,098	—	146,670,098
Municipal Bonds and Notes	—	139,120,379	—	139,120,379
Short-Term Investments (k)	106,341,417	—	—	106,341,417
Derivatives (l)	1,342,795	5,676,030	—	7,018,825
Total	$107,684,212	$2,450,125,510	$8,047,944	$2,565,857,666
Liabilities
Derivatives (l)	$(1,413,093)	$(3,078,201)	$—	$(4,491,294)
Total	$(1,413,093)	$(3,078,201)	$—	$(4,491,294)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended September 30, 2011.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Asset-Backed
Balance as of September 30, 2010	$26,307,948	$18,920,454
Realized gains (loss)	6,250	946,544
Change in unrealized appreciation (depreciation)	1,198,638	545,199
Amortization premium/discount	10,653	—
Net purchases (sales)	(25,246,000)	(5,691,942)
Transfers into Level 3	—	—
Transfers (out) of Level 3	—	(8,949,800	) (m)
Balance as of September 30, 2011	$2,277,489	$5,770,455
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2011	$(97,362)	$708,806

	Collateralized Mortgage Obligations		Government & Agency Obligations		Total
Balance as of September 30, 2010	$14,120,889		$18,034,460		$77,383,751
Realized gains (loss)	21,944		78,125		1,052,863
Change in unrealized appreciation (depreciation)	(328,378)		(78,125)		1,337,334
Amortization premium/discount	—		—		10,653
Net purchases (sales)	(5,224,720)		(12,500,000)		(48,662,662)
Transfers into Level 3	—		—		—
Transfers (out) of Level 3	(8,589,735	) (m)	(5,534,460	) (m)	(23,073,995)
Balance as of September 30, 2011	$—		$—		$8,047,944
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2011	$—		$—		$611,444

Transfers between price levels are recognized at the beginning of the reporting period.

(m) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,454,156,434) — including $30,267,820 of securities loaned	$2,452,497,424
Investment in Daily Assets Fund Institutional (cost $31,074,114)*	31,074,114
Investment in Central Cash Management Fund (cost $75,267,303)	75,267,303
Total investments in securities, at value (cost $2,560,497,851)	2,558,838,841
Cash	711,511
Deposit with broker for futures contracts	4,676,511
Deposit from broker for swap contracts	1,980,000
Cash held as collateral for forward foreign currency exchange contracts	870,000
Receivable for investments sold	13,521,629
Receivable for Fund shares sold	3,454,983
Interest receivable	19,358,753
Receivable for variation margin on futures contracts	382,809
Unrealized appreciation on swap contracts	4,431,038
Unrealized appreciation on forward foreign currency exchange contracts	1,244,992
Upfront payments paid on swap contracts	117,321
Foreign taxes recoverable	101,150
Other assets	59,126
Total assets	2,609,748,664
Liabilities
Foreign cash overdraft, at value (cost $269,208)	249,929
Payable upon return of securities loaned	31,074,114
Payable for investments purchased	18,282,552
Payable for Fund shares redeemed	8,787,865
Payable upon return of deposit for swap contracts	1,980,000
Unrealized depreciation on swap contracts	2,174,483
Unrealized depreciation on forward foreign currency exchange contracts	903,718
Upfront payments received on swap contracts	195,523
Accrued management fee	743,373
Other accrued expenses and payables	1,878,811
Total liabilities	66,270,368
Net assets, at value	$2,543,478,296

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of September 30, 2011 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	$(477,744)
Net unrealized appreciation (depreciation) on: Investments	(1,659,010)
Swap contracts	2,256,555
Futures	(70,298)
Foreign currency	360,553
Accumulated net realized gain (loss)	(181,265,901)
Paid-in capital	2,724,334,141
Net assets, at value	$2,543,478,296
Net Asset Value
Class A Net Asset Value and redemption price per share ($882,266,962 ÷ 96,226,871 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.17
Maximum offering price per share (100 ÷ 97.25 of $9.17)	$9.43
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($846,692 ÷ 92,188 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.18
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($355,398,029 ÷ 38,798,564 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.16
Class S Net Asset Value, offering and redemption price per share ($1,240,680,194 ÷ 134,992,601 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.19
Institutional Class Net Asset Value, offering and redemption price per share ($64,286,419 ÷ 7,002,567 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2011
Investment Income
Income: Interest (net of foreign taxes withheld of $30,275)	$101,910,115
Income distributions — Central Cash Management Fund	101,953
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	127,377
Total income	102,139,445
Expenses: Management fee	9,203,560
Administration fee	2,653,995
Services to shareholders	3,718,454
Distribution and service fees	6,379,621
Custodian fee	169,248
Professional fees	144,158
Reports to shareholders	221,279
Registration fees	186,409
Trustees' fees and expenses	84,373
Other	246,764
Total expenses before expense reductions	23,007,861
Expense reductions	(495,095)
Total expenses after expense reductions	22,512,766
Net investment income	79,626,679
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	40,390,462
Swap contracts	(40,471,075)
Futures	(8,072,434)
Foreign currency	(6,930,765)
(15,083,812)
Change in net unrealized appreciation (depreciation) on: Investments	(90,038,770)
Swap contracts	7,670,172
Futures	4,180,569
Foreign currency	398,113
(77,789,916)
Net gain (loss)	(92,873,728)
Net increase (decrease) in net assets resulting from operations	$(13,247,049)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$79,626,679	$83,961,119
Net realized gain (loss)	(15,083,812)	(5,028,830)
Change in net unrealized appreciation (depreciation)	(77,789,916)	54,891,561
Net increase (decrease) in net assets resulting from operations	(13,247,049)	133,823,850
Distributions to shareholders from: Net investment income: Class A	(31,148,589)	(39,985,151)
Class B	(23,181)	(40,641)
Class C	(9,193,936)	(10,986,519)
Class S	(37,663,096)	(42,984,965)
Institutional Class	(1,997,399)	(1,248,241)
Return of capital: Class A	(5,187,951)	—
Class B	(3,861)	—
Class C	(1,531,295)	—
Class S	(6,272,975)	—
Institutional Class	(332,677)	—
Total distributions	(93,354,960)	(95,245,517)
Fund share transactions: Proceeds from shares sold	990,746,439	1,329,000,174
Reinvestment of distributions	78,972,039	78,605,935
Cost of shares redeemed	(1,260,828,552)	(955,858,558)
Net increase (decrease) in net assets from Fund share transactions	(191,110,074)	451,747,551
Increase from regulatory settlements (see Note G)	—	12,272
Increase (decrease) in net assets	(297,712,083)	490,338,156
Net assets at beginning of period	2,841,190,379	2,350,852,223
Net assets at end of period (including accumulated distributions in excess of net investment income of $477,744 and $16,366,340, respectively)	$2,543,478,296	$2,841,190,379

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$9.55	$9.40	$9.34		$9.94		$9.88
Income (loss) from investment operations: Net investment incomea	.29	.30	.35		.38		.38
Net realized and unrealized gain (loss)	(.33)	.19	.13		(.46)		.17
Total from investment operations	(.04)	.49	.48		(.08)		.55
Less distributions from: Net investment income	(.29)	(.34)	(.30)		(.47)		(.43)
Net realized gains	—	—	—		(.05)		(.06)
Return of capital	(.05)	—	(.12)		—		—
Total distributions	(.34)	(.34)	(.42)		(.52)		(.49)
Net asset value, end of period	$9.17	$9.55	$9.40		$9.34		$9.94
Total Return (%)b	(.51)	5.29	5.50	c	(.88	)c	5.79	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	882	1,176	988		625		325
Ratio of expenses before expense reductions	.84	.83	.88		.88		.93
Ratio of expenses after expense reductions	.84	.83	.87		.86		.86
Ratio of net investment income (%)	3.01	3.15	3.91		3.89		3.83
Portfolio turnover rate	93	100	112		83		57
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class B	2011	2010	2009	2008	Period Ended 9/30/07a
Selected Per Share Data
Net asset value, beginning of period	$9.56	$9.42	$9.35	$9.94	$9.97
Income (loss) from investment operations: Net investment incomeb	.21	.22	.28	.30	.13
Net realized and unrealized gain (loss)	(.33)	.18	.14	(.45)	.01
Total from investment operations	(.12)	.40	.42	(.15)	.14
Less distributions from: Net investment income	(.21)	(.26)	(.23)	(.39)	(.17)
Net realized gains	—	—	—	(.05)	—
Return of capital	(.05)	—	(.12)	—	—
Total distributions	(.26)	(.26)	(.35)	(.44)	(.17)
Net asset value, end of period	$9.18	$9.56	$9.42	$9.35	$9.94
Total Return (%)c,d	(1.31)	4.46	4.66	(1.61)	1.39	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	4	7
Ratio of expenses before expense reductions	1.69	1.78	1.85	1.76	1.82	*
Ratio of expenses after expense reductions	1.61	1.63	1.65	1.67	1.72	*
Ratio of net investment income (%)	2.24	2.36	3.12	3.08	2.94	*
Portfolio turnover rate	93	100	112	83	57
a For the period April 23, 2007 (commencement of operations of Class B shares) to September 30, 2007.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended September 30,
Class C	2011	2010	2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.54	$9.39	$9.33		$9.92	$9.87
Income (loss) from investment operations: Net investment incomea	.21	.23	.29		.31	.31
Net realized and unrealized gain (loss)	(.33)	.19	.13		(.45)	.17
Total from investment operations	(.12)	.42	.42		(.14)	.48
Less distributions from: Net investment income	(.21)	(.27)	(.24)		(.40)	(.37)
Net realized gains	—	—	—		(.05)	(.06)
Return of capital	(.05)	—	(.12)		—	—
Total distributions	(.26)	(.27)	(.36)		(.45)	(.43)
Net asset value, end of period	$9.16	$9.54	$9.39		$9.33	$9.92
Total Return (%)b	(1.26)	4.50	4.72	c	(1.53)	4.98	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	355	422	329		176	130
Ratio of expenses before expense reductions	1.58	1.58	1.62		1.59	1.66
Ratio of expenses after expense reductions	1.58	1.58	1.62		1.59	1.61
Ratio of net investment income (%)	2.27	2.40	3.16		3.16	3.08
Portfolio turnover rate	93	100	112		83	57
a Based on average shares outstanding during the period. b Total return does not reflect the effect of sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class S	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.57	$9.43	$9.36	$9.95	$9.89
Income (loss) from investment operations: Net investment incomea	.31	.32	.37	.40	.39
Net realized and unrealized gain (loss)	(.33)	.18	.14	(.45)	.16
Total from investment operations	(.02)	.50	.51	(.05)	.55
Less distributions from: Net investment income	(.31)	(.36)	(.32)	(.49)	(.43)
Net realized gains	—	—	—	(.05)	(.06)
Return of capital	(.05)	—	(.12)	—	—
Total distributions	(.36)	(.36)	(.44)	(.54)	(.49)
Net asset value, end of period	$9.19	$9.57	$9.43	$9.36	$9.95
Total Return (%)b	(.31)	5.51	5.71	(.62)	5.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,241	1,203	1,019	869	879
Ratio of expenses before expense reductions	.68	.71	.70	.71	.79
Ratio of expenses after expense reductions	.63	.63	.65	.67	.73
Ratio of net investment income (%)	3.22	3.36	4.12	4.08	3.97
Portfolio turnover rate	93	100	112	83	57
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Institutional Class	2011	2010	2009	Period Ended 9/30/08a
Selected Per Share Data
Net asset value, beginning of period	$9.56	$9.42	$9.36	$9.56
Income (loss) from investment operations: Net investment incomeb	.32	.33	.38	.04
Net realized and unrealized gain (loss)	(.33)	.18	.13	(.21)
Total from investment operations	(.01)	.51	.51	(.17)
Less distributions from: Net investment income	(.32)	(.37)	(.33)	(.03)
Return of capital	(.05)	—	(.12)	—
Total distributions	(.37)	(.37)	(.45)	(.03)
Net asset value, end of period	$9.18	$9.56	$9.42	$9.36
Total Return (%)	(.18)	5.65	5.74	(1.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	40	13	50
Ratio of expenses	.52	.50	.52	.54 *
Ratio of net investment income (%)	3.33	3.48	4.25	4.20 *
Portfolio turnover rate	93	100	112	83
a For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to September 30, 2008.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short Duration Fund (formerly DWS Short Duration Plus Fund) (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust. The Fund is the successor to DWS Short Duration Plus Fund, a series of DWS Advisor Funds (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds' financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $154,634,000, including $46,210,000 inherited from its merger with an affiliated fund in 2007 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012 ($25,866,000), September 30, 2013 ($18,693,000), September 30, 2014 ($3,620,000), September 30, 2015 ($15,741,000), September 30, 2016 ($2,969,000), September 30, 2017 ($17,011,000), September 30, 2018 ($63,372,000) and September 30, 2019 ($7,362,000), the respective expiration dates, whichever occurs first.

During the year ended September 30, 2011, the Fund lost through expiration $14,468,000 of prior year capital loss carryforwards.

In addition, from November 1, 2010 through September 30, 2011, the Fund incurred approximately $20,106,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Capital loss carryforwards	$(154,634,000)
Net unrealized appreciation (depreciation) on investments	$(7,992,545)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2011	2010
Distributions from ordinary income*	$80,026,201	$95,245,517
Return of capital distributions	$13,328,759	$—

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended September 30, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of September 30, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $234,500,000 to $1,782,630,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended September 30, 2011, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of September 30, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2011, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $65,000,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $19,530,000 to $22,000,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended September 30, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of September 30, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2011, the investment in total return swap contracts had a total notional amount generally indicative of a range from $102,300,000 to $141,900,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices. For the year ended September 30, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $160,149,000 to $1,558,117,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $215,122,000 to $875,862,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended September 30, 2011, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are value at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $40,135,000 to $158,459,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $27,041,000 to $150,432,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$—	$3,574,147	$1,342,795	$4,916,942
Credit Contracts (a)	—	856,891	—	856,891
Foreign Exchange Contracts (c)	1,244,992	—	—	1,244,992
	$1,244,992	$4,431,038	$1,342,795	$7,018,825

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$—	$(1,715,706)	$(1,413,093)	$(3,128,799)
Credit Contracts (a)	—	(458,777)	—	(458,777)
Foreign Exchange Contracts (c)	(903,718)	—	—	(903,718)
	$(903,718)	$(2,174,483)	$(1,413,093)	$(4,491,294)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(39,746,703)	$(8,072,434)	$(47,819,137)
Credit Contracts (a)	—	(724,372)	—	(724,372)
Foreign Exchange Contracts (b)	(6,779,169)	—	—	(6,779,169)
	$(6,779,169)	$(40,471,075)	$(8,072,434)	$(55,322,678)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$8,499,105	$4,180,569	$12,679,674
Credit Contracts (a)	—	(828,933)	—	(828,933)
Foreign Exchange Contracts (b)	362,046	—	—	362,046
	$362,046	$7,670,172	$4,180,569	$12,212,787

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2011, purchases and sales of investment securities (excluding short-term instruments and U.S. Treasury obligations) aggregated $1,848,256,253 and $2,349,345,793, respectively. Purchases and sales of U.S. Treasury obligations aggregated $529,665,196 and $222,970,412, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor to the Fund and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.35% of the Fund's average daily net assets.

For the period from October 1, 2010 through September 30, 2011 (through January 31, 2011 for Class B), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.92%
Class B	1.65%
Class C	1.67%
Class S	.67%
Institutional Class	.67%

For the period from February 1, 2011 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expense (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.67%.

For the period from October 1, 2010 through September 30, 2011, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expense (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.63%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2011, the Administration Fee was $2,653,995, of which $213,161 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2011
Class A	$198,089	$—	$46,280
Class B	1,741	746	413
Class C	100,145	—	20,004
Class S	717,774	494,349	153,089
Institutional Class	2,157	—	618
	$1,019,906	$495,095	$220,404

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2011
Class B	$7,488	$528
Class C	2,895,923	221,081
	$2,903,411	$221,609

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2011	Annual Effective Rate
Class A	$2,508,693	$267,606	.24%
Class B	2,396	421	.24%
Class C	965,121	150,575	.25%
	$3,476,210	$418,602

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2011 aggregated $57,346.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2011, the CDSC for Class B and C shares aggregated $2,266 and $73,070, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2011, DIDI received $82,818 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $28,392, of which $11,664 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	31,105,362	$295,427,611	65,093,782	$618,655,117
Class B	36,546	347,901	20,152	191,941
Class C	7,679,318	72,644,786	17,146,783	162,641,451
Class S	58,942,523	559,763,525	53,448,796	508,983,847
Institutional Class	6,557,048	62,562,616	4,054,960	38,527,818
		$990,746,439		$1,329,000,174
Shares issued to shareholders in reinvestment of distributions
Class A	3,541,971	$33,520,314	3,710,185	$35,223,167
Class B	2,403	22,779	3,214	30,522
Class C	922,404	8,718,242	886,842	8,411,310
Class S	3,627,736	34,386,805	3,542,141	33,696,815
Institutional Class	245,682	2,323,899	130,818	1,244,121
		$78,972,039		$78,605,935
Shares redeemed
Class A	(61,566,492)	$(584,204,553)	(50,744,895)	$(482,500,567)
Class B	(62,030)	(590,035)	(124,225)	(1,181,837)
Class C	(14,028,728)	(133,022,218)	(8,785,893)	(83,446,813)
Class S	(53,288,620)	(505,447,707)	(39,430,353)	(375,846,566)
Institutional Class	(3,974,319)	(37,564,039)	(1,352,078)	(12,882,775)
		$(1,260,828,552)		$(955,858,558)
Net increase (decrease)
Class A	(26,919,159)	$(255,256,628)	18,059,072	$171,377,717
Class B	(23,081)	(219,355)	(100,859)	(959,374)
Class C	(5,427,006)	(51,659,190)	9,247,732	87,605,948
Class S	9,281,639	88,702,623	17,560,584	166,834,096
Institutional Class	2,828,411	27,322,476	2,833,700	26,889,164
		$(191,110,074)		$451,747,551

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and any unclaimed proceeds were then distributed to the Fund in the amount of $8,193. In addition, the Fund received $4,079 of non-affiliated regulatory settlements. These payments included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended September 30, 2010. The amounts of the payments were less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Income Trust and the Shareholders of DWS Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Duration Fund (formerly DWS Short Duration Plus Fund) (the "Fund") at September 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.
Boston, Massachusetts November 28, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 2% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	InstitutionalClass
Nasdaq Symbol	PPIAX	PPLBX	PPLCX	DBPIX	PPILX
CUSIP Number	23336Y 748	23336Y 623	23336Y 730	23336Y 755	23336Y 565
Fund Number	418	618	718	822	1422

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT DURATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$63,596	$0	$0	$0
2010	$63,596	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2011